Pacific Office Properties Trust, Inc.

Supplemental Operating and Financial Information
For the three months ended March 31, 2010

Pacific Office Properties Trust, Inc.

Index to Supplemental Operating and Financial Information

Corporate Profile 3

Investor Information 3

Company Information 3

Common Stock and Unit Data 5

Highlights of Current Period Performance 5

- Financial Results 5
- Financing and Capital Activity 5
- Financial and Portfolio Highlights 6
- Consolidated Balance Sheets 8
- Consolidated Statements of Operations 9
- Funds From Operations and Adjusted Funds From Operations 11
- Earnings Before Interest, Taxes and Depreciation and Amortization 12
- Condensed Combined Balance Sheets - Unconsolidated Joint Ventures 13
- Condensed Combined Statements of Operations - Unconsolidated Joint Ventures 14
- Debt Analysis 15
- Equity Analysis 16
- Consolidated Debt Summary 17
- Consolidated Debt Maturities 18
- Unconsolidated Joint Venture Debt Summary 19
- Unconsolidated Joint Venture Debt Maturities 20

Portfolio Leasing Statistics 21

- Portfolio Summary 21
- Portfolio Leasing Summary 22
- Total Revenue by Segment 23
- Total Net Operating Income by Segment 24
- Leasing Activity Reconciliation 25
- Top Tenants by Rental Revenue – Consolidated Properties 26
- Top Tenant Industry Diversification by Rental Revenue – Consolidated Properties 27
- Top Tenants by Rental Revenue – Unconsolidated Joint Venture Properties 28
- Top Tenant Industry Diversification by Rental Revenue – Unconsolidated Joint Venture Properties 29
- Lease Expirations – Consolidated Properties 30
- Lease Expirations – Unconsolidated Joint Venture Properties 31
- Lease Distribution by Square Footage –Consolidated Properties 32
- Lease Distribution by Square Footage –Unconsolidated Joint Venture Properties 33

Pacific Office Properties Trust, Inc.

Corporate Profile

Pacific Office Properties Trust, Inc. (“The Company”) is a real estate investment trust that acquires, owns, and operates office properties in the western U.S., focusing initially on the long-term growth sub-markets of Honolulu, San Diego, Los Angeles, and Phoenix. The Company is externally managed by Pacific Office Management, Inc., an affiliate of The Shidler Group.  The Company acquires, often in partnership with institutional co-investors, value-added office buildings whose potential can be maximized through improvements, repositioning, and superior leasing and management. The Company continues in the tradition of The Shidler Group’s proven institutional joint-venture strategy, which focuses on acquiring opportunistic and value-added commercial real estate in partnership with institutional co-investors.   More information can be found on Pacific Office at www.pacificofficeproperties.com.

Investor Information

Board of Directors		Management
Jay H. Shidler Chairman of the Board, Chair of Investment Committee Paul M. Higbee Director, Chair of Audit Committee Robert L. Denton Director Thomas R. Hislop Director	Michael W. Brennan Director, Chair of Compensation Committee Clay W. Hamlin Director, Chair of Nominating Committee	James R. Ingebritsen President and Chief Executive Officer
		James R. Wolford Chief Financial Officer	Lawrence J. Taff Executive Vice President, Operations
		Matthew J. Root Chief Investment Officer	Tamara G. Edwards Corporate Secretary
Michael Burer Executive Vice President, Operations

Company Information

Corporate Headquarters 233 Wilshire Blvd., Suite 310 Santa Monica, CA 90401 (T) (310) 395-2083 (F) (310) 395-2741	Trading Symbol PCE Stock Exchange Listing NYSE Amex	Inquiries For investor relations or media inquiries, contact:
		Stacey Feit, CFA Vice President Financial Relations Board sfeit@mww.com (T) (213) 486-6549 (F) (213) 233-3499	James R. Wolford Chief Financial Officer jwolford@pacificofficeproperties.com (T) (310) 395-2083

Pacific Office Properties Trust, Inc.

Note Regarding Forward-Looking Statements

This Supplemental Operating and Financial Information contains forward-looking statements within the meaning of Section 21E of the Exchange Act, which include information relating to future events, future financial performance, strategies, expectations, risks and uncertainties.  From time to time, we also provide forward-looking statements in other materials we release to the public as well as oral forward-looking statements.  These forward-looking statements include, without limitation, statements regarding: projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; statements regarding strategic transactions such as mergers or acquisitions or a possible dissolution of the Company; and statements of management’s goals and objectives and other similar expressions.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions.  Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions.  Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected.  These factors include the risks and uncertainties described in “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q. You should bear this in mind as you consider forward-looking statements.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.  You are advised, however, to consult any further disclosures we make on related subjects in our other public filings made with the Securities and Exchange Commission.

Pacific Office Properties Trust, Inc.

Common Stock and Unit Data	For the three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
High Closing Price	$4.40	$4.34	$4.38	$5.00	$5.50
Low Closing Price	$3.70	$3.03	$3.50	$3.65	$4.30
Average Closing Price	$4.01	$3.80	$3.85	$4.39	$4.89
Closing Price, at end of quarter	$4.19	$3.89	$4.34	$3.72	$5.00
Common shares and common units outstanding (in thousands)	18,150	18,150	18,150	17,360	17,330
Preferred units - as-converted basis (in thousands)	32,598	32,598	32,598	32,598	32,598
Total common shares and units outstanding - as-converted basis (in thousands)	50,747	50,747	50,747	49,958	49,928
Total dividends per share, annualized	$0.20	$0.20	$0.20	$0.20	$0.20
Annual Dividend Yield – On Closing Price	4.77%	5.14%	4.61%	5.38%	4.00%

Highlights of Current Period Performance

Financial Results

Funds from Operations, or FFO, totaled $1.2 million, or $0.07 per common share/common unit – diluted.

Adjusted Funds from Operations, or AFFO, totaled $2.3 million, or $0.13 per common share/common unit – diluted.

Net loss attributable to stockholders totaled $1.1 million, or $0.29 net loss per basic and diluted common share.

Financing and Capital Activity

➢
On March 11, 2010, our Board of Directors declared a cash dividend of $0.05 per share of our common stock for the first quarter of 2010. The dividend was paid on April 15, 2010 to holders of record of common stock on March 31, 2010. Commensurate with our declaration of a quarterly cash dividend, we paid distributions to holders of record of Common Units at March 31, 2010 in the amount of $0.05 per Common Unit, on April 15, 2010. In addition, we paid 2% distributions, or $.125 per unit, to holders of record of Preferred Units at March 31, 2010, on April 15, 2010.

➢
As of March 31, 2010, the Company’s current total market capitalization is $643.2 million, including approximately $212.6 million in equity on a fully diluted basis, based on our closing price on the NYSE Amex.

Pacific Office Properties Trust, Inc.

Financial and Portfolio Highlights
(unaudited and in thousands, except property portfolio data, share price data and percentages)

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Property Portfolio
Number of
Consolidated Properties	8	8	8	8	8
Unconsolidated Joint Venture Properties	16	16	15	15	15
	24	24	23	23	23
Square Footage
Consolidated Properties	2,265,339	2,265,339	2,265,339	2,265,339	2,265,339
Unconsolidated Joint Venture Properties	2,417,359	2,417,359	2,060,855	2,060,855	2,060,855
	4,682,698	4,682,698	4,326,194	4,326,194	4,326,194
Capitalization Summary
Common Shares	3,851	3,851	3,851	3,061	3,031
Common Units	14,299	14,299	14,299	14,299	14,299
	18,150	18,150	18,150	17,360	17,330
Convertible Preferred Units as converted to Common Units
(4,545,300 Preferred Units converted at a 7.1717x conversion ratio)	32,598	32,598	32,598	32,598	32,598
	50,748	50,748	50,748	49,958	49,928
Valuation
Closing Common Share Price	$4.19	$3.89	$4.34	$3.72	$5.00
Market Value of Common Shares	$16,136	$14,980	$16,713	$11,387	$15,155
Market Value of Common Shares Equivalents (as converted)	$196,498	$182,429	$203,533	$174,457	$234,485
Total Equity Market Capitalization	$212,634	$197,410	$220,246	$185,844	$249,640
Total Consolidated Debt	$430,609	$427,543	$424,451	$424,280	$423,856
Total Market Capitalization	$643,243	$624,953	$644,697	$610,124	$673,496
Total Consolidated Debt to Total Market Capitalization	66.94%	68.41%	65.84%	69.54%	62.93%

Pacific Office Properties Trust, Inc.

Financial and Portfolio Highlights, continued
(unaudited and in thousands, except share/unit data, ratios and percentages)

For the three months ended
March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Income Items
Total Revenues	$17,934	$18,106	$17,744	$18,019	$18,770
Equity in Net Earnings (Loss) of Unconsolidated Joint Ventures	$11	(93)	$189	$163	$54
Net Loss Attributable to Stockholders	$(1,108)	$(12,200)	$(1,241)	$(1,116)	$(1,056)
FFO1	$1,215	$(57,575)	$862	$1,240	$1,164
FFO (per common share/common unit) 1	$0.07	$(3.17)	$0.05	$0.07	$0.07
FFO1 excluding the fair value adjustment of Preferred Units	$1,215	$1,070	$862	$1,240	$1,164
FFO excluding the fair value adjustment of Preferred Units (per common share/common unit) 2	$0.07	$0.06	$0.05	$0.07	$0.07
AFFO1	$2,306	$1,433	$1,821	$1,952	$2,164
AFFO1(per common share/common unit)	$0.13	$0.08	$0.10	$0.11	$0.12
Ratios
FFO Payout Ratio (per common share/common unit) 2	74.7%	See Note 5	105.3%	70.0%	74.4%
FFO Payout Ratio excluding the fair value adjustment of the Preferred Units (per common share/common unit) 5	74.7%	84.8%	105.3%	70.0%	74.4%
AFFO Payout Ratio (per common share/common unit) 3	39.4%	63.3%	49.8%	44.5%	40.0%
Interest Coverage Ratio 4	1.25	x	1.22	x	1.19	x	1.25	x	1.24	x

1 A description of these non-GAAP measures and reconciliations is provided on page 11.
2 Calculated as dividends for the respective quarters accrued to common stockholders and unitholders divided by Funds from Operations (FFO).
3 Calculated as dividends for the respective quarters accrued to common stockholders and unitholders divided by Adjusted Funds from Operations (AFFO).
4 Calculated as EBITDA divided by total interest expense.
5 Management believes that this calculation that includes the one-time non-cash charge related to the Preferred Unit Valuation is not indicative of past or future performance.

Pacific Office Properties Trust, Inc.

Consolidated Balance Sheets 1
(unaudited and in thousands)

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
ASSETS
Investments in real estate	$421,076	$418,980	$417,873	$416,211	$414,435
Less: accumulated depreciation	(39,637)	(36,030)	(32,442)	(28,646)	(24,859)
Investments in real estate, net	381,439	382,950	385,431	387,565	389,576
Cash and cash equivalents	3,844	3,195	3,405	6,881	6,537
Restricted cash	6,910	6,507	5,444	5,055	5,266
Rents and other receivables, net	6,201	6,471	6,004	5,729	5,387
Intangible assets, net	31,691	33,228	35,079	36,875	38,925
Other assets, net	6,181	5,055	5,822	5,080	5,383
Goodwill	62,019	62,019	62,019	62,019	62,019
Investment in unconsolidated joint ventures	10,366	10,911	10,016	10,376	11,149
Total Assets	$508,651	$510,336	$513,220	$519,580	$524,242

LIABILITIES AND EQUITY
Mortgage and other collateralized loans, net	$409,505	$406,439	$403,347	$400,504	$400,080
Unsecured notes payable to related parties	21,104	21,104	23,776	23,776	23,776
Accounts payable and other liabilities	23,843	22,000	21,692	21,692	18,970
Acquired below market leases, net	9,001	9,512	10,578	10,578	11,186
Total Liabilities	463,453	459,055	456,550	456,550	454,012
EQUITY
Preferred Stock (including Proportionate Voting Preferred Stock)	-	-	-	-	-
Common Stock (including Class B Common Stock)	185	185	185	185	185
Additional paid-in capital	50	-	-	-	-
Retained deficit	(133,814)	(132,511)	(58,965)	(58,965)	(70,072)
Total Shareholders’ Equity	(133,579)	(132,326)	(58,780)	(58,780)	(69,887)
Non-controlling interests	178,777	183,607	121,810	121,810	140,117
Total Equity	45,198	51,281	63,030	63,030	70,230
Total Liabilities and Equity	$508,651	$510,336	$513,220	$519,580	$524,242

 During the fourth quarter of 2009, the Company made changes to the redemption features of the Common and Preferred Units which allowed the Non-Controlling Interests to be classified as permanent equity as of December 31, 2009.  For comparative purposes, the Company is presenting the Non-Controlling Interests as part of permanent equity even though they were not classified as such until December 2009.

Pacific Office Properties Trust, Inc.

Consolidated Statements of Operations
(unaudited and in thousands, except share and per share data)

	For the three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Revenue:
Rental	$10,409	$10,463	$10,486	$10,607	$10,906
Tenant reimbursements	5,408	5,478	5,163	5,299	5,722
Parking	2,022	2,070	2,012	2,011	2,057
Other	95	95	83	102	85
Total revenue	17,934	18,106	17,744	18,019	18,770

Expenses:
Rental property operating	9,619	10,124	9,781	9,660	9,915
General and administrative	607	652	351	497	1,149
Depreciation and amortization	5,772	6,770	6,913	7,030	6,527
Interest	6,603	6,703	6,823	6,806	6,719
Loss on extinguishment of debt	-	-	171	-	-
Total expenses	22,601	24,249	24,039	23,993	24,310

Loss before equity in net earnings (loss) of unconsolidated joint ventures and non-operating income	(4,667)	(6,143)	(6,295)	(5,974)	(5,540)
Equity in net earnings (loss) of unconsolidated joint ventures	11	(93)	189	163	54
Non-operating income	-	428	2	1	3
Net loss	(4,656)	(5,808)	(6,104)	(5,810)	(5,483)
Fair value adjustment of Preferred Units	-	(58,645)	-	-	-
Net loss attributable to non-controlling interests	3,548	52,253	4,863	4,694	4,427
Net loss attributable to common stockholders	$(1,108)	$(12,200)	$(1,241)	$(1,116)	$(1,056)
Net loss per common share - basic and diluted	$(0.29)	$(3.17)	$(0.40)	$(0.37)	$(0.35)

Weighted average number of common shares outstanding - basic and diluted	3,850,520	3,850,520	3,112,888	3,034,122	3,031,125

Pacific Office Properties Trust, Inc.

Funds From Operations (FFO) and Adjusted Funds From Operations(AFFO)
(unaudited and in thousands, except share and per share data)

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Reconciliation of Net Loss to FFO 1:
Net loss attributable to stockholders	$(1,108)	$(12,200)	$(1,241)	$(1,116)	$(1,056)
Add: Depreciation and amortization of real estate assets	5,772	6,770	6,913	7,030	6,527
Add: Depreciation and amortization of real estate assets – unconsolidated joint ventures	667	676	621	588	688
Less: Distributions to preferred unit holders	(568)	(568)	(568)	(568)	(568)
Less: Net loss attributable to non-controlling interests	(3,548)	(52,253)	(4,863)	(4,694)	(4,427)
FFO	$1,215	$(57,575)	$862	$1,240	$1,164
Reconciliation of FFO to FFO excluding fair value adjustment of Preferred Units:
FFO	$1,215	$(57,575)	$862	$1,240	$1,164
Add: Fair value adjustment of Preferred Units	-	58,645	-	-	-
FFO excluding fair value adjustment of Preferred Units	$1,215	$1,070	$862	$1,240	$1,164
Reconciliation of FFO to AFFO2:
FFO	$1,215	$(57,575)	$862	$1,240	$1,164
Fair value adjustment of Preferred Units	-	58,645	-	-	-
Straight-line rent adjustments, net	470	150	281	84	226
Amortization of interest rate contracts, loan premiums and prepaid financings	338	286	368	435	411
Recurring capital expenditures, tenant improvements and leasing commissions	(176)	(533)	(193)	(299)	(114)
Non-cash compensation expense	50	50	50	49	40
Interest expense deferred on unsecured notes payable	409	410	453	443	437
AFFO	$2,306	$1,433	$1,821	$1,952	$2,164

Weighted average number of common shares and common share equivalents outstanding – diluted3	18,150	18,150	17,412	17,333	17,330
FFO per share/unit – basic and diluted	$0.07	$(3.17)	$0.05	$0.07	$0.07
FFO excluding fair value adjustment of Preferred Units per share/unit – basic and diluted	$0.07	$0.06	$0.05	$0.07	$0.07
AFFO per share/unit – diluted	$0.13	$0.08	$0.10	$0.11	$0.12

Pacific Office Properties Trust, Inc.

Funds From Operations and Adjusted Funds From Operations (continued)
(unaudited and in thousands, except share and per share data)

1
Funds from Operations, or FFO, is a widely recognized measure of REIT performance. We calculate FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) attributable to stockholders (as computed in accordance with accounting principles generally accepted in the United States of America, or GAAP), excluding gains (or losses) from dispositions of property, extraordinary items, real estate-related depreciation and amortization (including capitalized leasing expenses, tenant allowances or improvements and excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate-related depreciation and amortization, gains (or losses) from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.

However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other Equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other Equity REITs' FFO. As a result, FFO should be considered only as a supplement to net income (loss) as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

2
AFFO is a non-GAAP financial measure we believe is a useful supplemental measure of our performance.  We compute AFFO by adding straight-line rent adjustments (straight-line ground rent minus straight-line rent) the amortization of interest rate contracts, loan premium and prepaid financing costs, non-cash compensation expense, and interest expense deferred on unsecured notes and subtracting from FFO the recurring capital expenditures, tenant improvements and leasing commissions.  AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs.  We believe that net income or loss is the most directly comparable GAAP financial measure to AFFO.  We also believe that AFFO provides useful information to the investment community about the Company’s financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Assuming the full conversion of our outstanding preferred unit interests at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, our AFFO per share/unit, on a fully diluted basis, would have been $0.05, $0.03, $0.04, $0.04 and $0.04, respectively.

3	The weighted average number of common shares and common share equivalents outstanding – basic and diluted includes common unit limited partnership interests in our Operating Partnership.

Our outstanding preferred unit interests in our Operating Partnership are convertible into common unit limited partnership interests in our Operating Partnership, but no earlier than the later of March 19, 2010 and the date an underwritten public equity offering of our common stock in an amount equal to or greater than $75 million is consummated, which is a contingent event as of March 31, 2010. These common unit interests will become exchangeable for shares of our common stock one year after such conversion. Our outstanding preferred unit interests at March 31, 2010 represent 32,597,528 common share equivalents, on an as-if converted basis, and any impact related to these outstanding limited preferred interests have not been included in our calculation of diluted earnings per share or FFO per share, including our calculation of the weighted average number of common and common equivalent shares outstanding, in accordance with GAAP. Assuming the full conversion of our outstanding preferred unit interests at March 31, 2010, December 31, 2010, September 30, 2009, June 30, 2009, March 31, 2009, our FFO per share/unit, on a fully diluted basis, would have been $0.02, $(1.13), $0.02, $0.02,  and $0.02, respectively. Assuming the full conversion of our outstanding preferred unit interests at December 31, 2009, our FFO excluding the fair value adjustment for the Preferred Units per share/unit would have been $0.02 for the three months then ended.

Pacific Office Properties Trust, Inc.

Earnings Before Interest, Taxes and Depreciation and Amortization (EBITDA)
(unaudited and in thousands)

	For the three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Reconciliation of net loss to earnings before interest
taxes and depreciation and amortization (EBITDA) 1, 2:
Net loss attributable to common stockholders	$(1,108)	$(12,200)	$(1,241)	$(1,116)	$(1,056)
Interest expense	6,603	6,703	6,823	6,806	6,719
Interest expense – unconsolidated joint ventures	654	611	558	530	527
Depreciation and amortization of real estate assets	5,772	6,770	6,913	7,030	6,527
Depreciation and amortization of real estate assets – unconsolidated joint ventures	667	676	621	588	688
Net loss attributable to non-controlling interests	(3,548)	(52,253)	(4,863)	(4,694)	(4,427)
Fair value adjustment of Preferred Units	-	58,645	-	-	-
EBITDA	$9,040	$8,952	$8,811	$9,144	$8,978

1
Management believes that earnings before interest expense, depreciation and amortization, and net loss attributable to non-controlling interests (EBITDA) is a useful supplemental measure of our performance.  We believe that EBITDA provides useful information to the investment community about the Company’s financial position before the impact of investing and financing transactions and facilitates comparisons with other REITs.  Accordingly, EBITDA should not be considered as an alternative to cash flows from operating activities (as computed in accordance with GAAP) as a measure of liquidity.  EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.  Other REITs may use different methodologies for calculating EBITDA and accordingly, our EBITDA may not be comparable to other REITs.

2	Management has excluded the one-time non-cash fair value adjustment of the Preferred Units from EBITDA because it is a non-operating charge.

Pacific Office Properties Trust, Inc.

Condensed Combined Balance Sheets - Unconsolidated Joint Ventures1
(unaudited and in thousands)

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
ASSETS
Investment in real estate	$418,912	$428,014	$354,899	$354,896	$353,516
Less: accumulated depreciation	(30,352)	(27,314)	(26,142)	(24,215)	(20,619)
Investment in real estate, net	388,560	400,700	328,757	330,681	332,897
Cash and cash equivalents, including restricted cash	22,355	22,177	18,202	17,638	19,986
Rents and other receivables, net	7,986	7,513	7,081	6,238	6,024
Intangible assets, net	33,515	26,568	28,214	29,943	30,325
Other assets	5,998	4,967	4,744	5,299	5,708
Total assets	$458,414	$461,925	$386,998	$389,799	$394,940

LIABILITIES AND MEMBERS’ EQUITY
Mortgage and other secured loans	$366,351	$366,543	$318,091	$318,134	$318,177
Accounts payable and other liabilities	11,892	10,298	7,958	7,334	9,320
Acquired below market leases, net	4,586	4,558	5,146	5,659	6,183
Total liabilities	382,829	381,399	331,195	331,127	333,680

Members' equity	75,585	80,526	55,803	58,672	61,260
Total liabilities and members' equity	$458,414	$461,925	$386,998	$389,799	$394,940

 1 We own managing interests in six of seven joint ventures, consisting of 16 office properties, including 34 office buildings, comprising approximately 2.42 million leasable square feet.  Our ownership interest percentages in these joint ventures range from approximately 5.00% to 32.17%.  In exchange for our managing ownership interest and related equity investment in these joint ventures, we are entitled to preferential allocations of earnings and cash flows from each respective joint venture.

Pacific Office Properties Trust, Inc.

Condensed Combined Statements of Operations - Unconsolidated Joint Ventures
(unaudited and in thousands)

	For three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30,2009	March 31, 2009
Revenue:
Rental	$11,561	$9,314	$9,513	$9,433	$9,309
Tenant reimbursements	1,799	1,345	1,689	1,581	1,651
Parking	398	353	390	379	401
Interest and other	53	48	81	67	113
Total revenue	$13,811	$11,060	$11,673	$11,460	$11,474

Expenses:
Rental property operating	5,468	5,229	4,768	4,934	4,765
Depreciation and amortization	5,997	4,818	4,486	4,211	4,745
Interest	5,631	5,007	3,972	3,967	3,938
Total expenses	17,096	15,054	13,226	13,112	13,448
Net loss	$(3,285)	$(3,994)	$(1,553)	$(1,652)	$(1,974)
Equity in net earnings (loss) of unconsolidated joint ventures	$11	$(93)	$189	$163	$54

Pacific Office Properties Trust, Inc.

 Debt Analysis1
 (unaudited and in thousands)

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Debt Outstanding
Consolidated Debt
Mortgage Loans and Line of Credit	$411,389	$408,418	$405,422	$402,675	$402,347
Unsecured Loans	21,104	21,104	21,104	23,776	23,776
Total	432,493	429,522	426,526	426,451	426,123
Unamortized Debt Discount	(1,884)	(1,980)	(2,075)	(2,171)	(2,267)
Total Consolidated Debt, Net	$430,609	$427,542	$424,451	$424,280	$423,856

Debt Structure
Consolidated Debt
Fixed Rate Mortgage Loans	$372,325	$372,454	$372,558	$372,658	$372,735
Fixed Rate Unsecured Loans	21,104	21,104	21,104	23,776	23,776
Total Fixed Rate Debt	393,429	393,558	393,662	396,434	396,511
Variable Rate Loans (subject to interest rate protection)	39,064	35,964	32,864	30,017	29,612
Unamortized Debt Discount	(1,884)	(1,980)	(2,075)	(2,171)	(2,267)
Total Consolidated Debt, Net	$430,609	$427,542	$424,451	$424,280	$423,856

1 Amounts included herein represent the outstanding principal balances as of the respective dates presented and, accordingly, do not include any amounts attributable to discounts or premiums on our outstanding debt obligations, which are not material.  The amounts of mortgage and other collateralized loans reflected in our consolidated balance sheets represent the outstanding principal balances of those loans, adjusted for applicable discounts or premiums, in accordance with GAAP for the respective dates presented.

2 Variable rate loans include amount borrowed under the revolving credit facility at a fluctuating interest rate equal to the effective rate of interest paid by First Hawaiian Bank on a time certificate of deposit, plus one percent.

Pacific Office Properties Trust, Inc.

Equity Analysis
(unaudited and in thousands, except share/unit price, ratios and percentages)

	March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009
Common Equity
Common Shares	3,851		3,851		3,851		3,061		3,031
Common Units1	14,299		14,299		14,299		14,299		14,299
Total Common Shares and Common Units	18,150		18,150		18,150		17,360		17,330
Common Share Price	$4.19		$3.89		$4.34		$3.72		$5.00
Market Value of Common Shares/Common Units	$76,049		$70,604		$78,771		$64,579		$86,650

Convertible Preferred Equity
Convertible Preferred Units2	4,545		4,545		4,545		4,545		4,545
Conversion Ratio	7.1717	x	7.1717	x	7.1717	x	7.1717	x	7.1717	x
Common Shares Issued (assuming full conversion)	32,598		32,598		32,598		32,598		32,598
Market Value of Convertible Preferred Units (as converted)	$136,585		$126,806		$141,475		$121,265		$162,990

Capitalization
Market Value of Common Shares/Common Units	$76,049		$70,604		$78,771		$64,579		$86,650
Market Value of Convertible Preferred Units (as converted)	136,585		126,806		141,475		121,265		162,990
Total Market Value of Common Shares and Preferred Units	212,634		197,410		220,246		185,844		249,640
Total Consolidated Debt, Net	430,609		427,543		424,451		424,280		423,856
Total Market Capitalization	$643,243		$624,953		$644,697		$610,124		$673,496

1 Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than March 19, 2010.

2 Each Convertible Preferred Unit is convertible into 7.1717 Common Units, but no earlier than the later of March 19, 2010, and the date an underwritten public offering (of at least $75 million) by us of our common stock is consummated.  Upon conversion of the Preferred Units to Common Units, the Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than one year after the date of their conversion from a Preferred Unit to a Common Unit.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Consolidated Debt Summary
(unaudited and in thousands, except for percentages)

Property/Loan	Maturity Date	Interest Rate	Outstanding Principal Balance at March 31, 2010	% of Total Consolidated Debt
Fixed Rate Secured Debt:
Pacific Business News Building 1	4/6/2010	6.98%	$11,613	2.69%
City Square	9/1/2010	5.58%	27,500	6.36%
Clifford Center 2	8/15/2011	6.00%	3,433	0.79%
First Insurance Center	1/1/2016	5.74%	38,000	8.79%
First Insurance Center	1/6/2016	5.40%	14,000	3.24%
Sorrento Technology Center	1/11/2016	5.75%	11,779	2.72%
Pan Am Building	8/11/2016	6.17%	60,000	13.87%
Waterfront Plaza	9/11/2016	6.37%	100,000	23.12%
Waterfront Plaza	9/11/2016	6.37%	11,000	2.54%
Davies Pacific Center	11/11/2016	5.86%	95,000	21.97%
Subtotal Fixed Rate Secured Debt			372,325	86.09%
Floating Rate Secured Debt :
City Square 3	9/1/2010	LIBOR + 2.35%	27,017	6.25%
Revolving line of credit 4	9/2/2011	1.85%	12,047	2.78%
Subtotal Floating Rate Secured Debt			39,064	9.03%

Total Consolidated Debt			411,389	100.00%
Less Unamortized Debt Discount			(1,884)
Total Consolidated Debt, Net of Unamortized Debt Discount			$409,505

Fixed Rate Unsecured Debt:
Unsecured notes payable to related parties	Varying dates from 3/19/2013 to 8/31/2013	7.00%	$21,104	4.88%

1  This loan matured on April 6, 2010.  The Company is currently negotiating repayment options with the lender.

2  The initial maturity date is August 15, 2011.  The Company has the option to extend the maturity date to August 15, 2014.

3  The Company has an interest rate cap on this loan for the notional amount of $28.5 million, which effectively limits the LIBOR rate on this loan to 7.45%.  The interest rate cap expires on September 1, 2010.

4  The revolving line of credit matures on September 2, 2011, subject to certain conditions.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Consolidated Debt Maturities
(unaudited and in thousands)

Property/Loan	2010		2011		2012		2013		2014		Thereafter	Total
Fixed Rate Secured Debt:
Clifford Center 1	$207	2	$292	2	$310	2	$329	2	$2,295	2	$-	$3,433
Davies Pacific Center	-		-		-		-		-		95,000	95,000
First Insurance Center	-		-		-		-		-		52,000	52,000
Pacific Business News Building	11,613		-		-		-		-		-	11,613
Pan Am Building	-		-		-		-		-		60,000	60,000
Waterfront Plaza	-		-		-		-		-		111,000	111,000
City Square	27,500		-		-		-		-		-	27,500
Sorrento Technology Center	110	2	150	2	157	2	168	2	179	2	11,015	11,779
Floating Rate Secured Debt:
City Square	27,017		-		-		-		-		-	27,017
Revolving line of credit	-		12,047		-		-		-		-	12,047
Total	$66,447		$12,489		$467		$497		$2,474		$329,015	$411,389
Fixed Rate Unsecured Debt:
Unsecured notes payable to
related Parties	-		-		-		$21,104		-		-	$21,104

1 The initial maturity date is August 15, 2011.  The Company has the option to extend the maturity date to August 15, 2014.  Accordingly, the related debt maturity reflected herein is scheduled using an amortization schedule based on the extended maturity date, as if the Company has exercised its option to extend the original maturity date.

2 Amounts represent scheduled principal amortization pursuant to the respective loan agreement.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Unconsolidated Joint Venture Debt Summary
(unaudited and in thousands, except for percentages)

Property/Loan	Maturity Date	Interest Rate	Ownership Interest %	Outstanding Principal Balance at March 31, 2010
Fixed Rate Secured Debt:
Seville Plaza - Note A	1/1/2011	6.05%	7.50%	$21,650
Seville Plaza - Note B	1/1/2011	9.19%	7.50%	3,000
POP San Diego – Palomar Heights Plaza	4/30/2011	6.25%	32.17%	10,796
SoCal II Joint Venture	1/6/2012	5.75%	10.00%	133,500
POP San Diego – Palomar Heights Plaza	4/1/2014	5.58%	32.17%	1,871
POP San Diego – Palomar Heights Corporate Center	4/1/2014	5.58%	32.17%	10,429
POP San Diego – Scripps Ranch Center	12/1/2014	5.44%	32.17%	5,128
Bank of Hawaii Waikiki Center	3/11/2017	5.99%	17.50%	26,900

Subtotal Fixed Rate Secured Debt				213,274
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	4/30/2011	12.00%	32.17%	4,250
Floating Rate Secured Debt :
US Bank Center	5/9/20101	LIBOR + 1.53%2	7.50%	56,800
SoCal II Joint Venture - Senior Loan	1/1/20111	LIBOR + 2.95%2	10.00%	16,500
Black Canyon Corporate Center - Note A	2/9/20121	LIBOR + 2.50%2	17.50%	27,700
Seaview Corporate Center	1/1/20153	Adjusted LIBOR + 3.25%3	5.00%	48,400
Subtotal Floating Rate Secured Debt				149,400
Total Unconsolidated Joint Venture Debt				$366,924

1 The initial maturity dates for the floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A are May 9, 2010, January 1, 2010, and February 9, 2010, respectively. Subsequent to December 31, 2009, the maturity dates for the debt attributable to SoCal II Joint Venture – Senior Loan and Black Canyon have been extended to January 1, 2011 and February 9, 2012, respectively.  As of May 2010, the US Bank Center joint venture has extended the maturity date of its floating rate secured debt to May 9, 2011.

2 Interest rate cap agreements are in place on floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A in the notional amounts of $56.8 million, which effectively limits the LIBOR rate on this loan to 4.98%, $16.5 million, which effectively limits the LIBOR rate on this loan to 6.25%, and $23.8 million, which effectively limits the LIBOR rate on this loan to 3.00% and is also subject to a 1% LIBOR floor, respectively.

3 An interest rate swap is in place on floating rate secured debt attributable to Seaview Corporate Center in the notional amount of $48.5 million, which effectively limits the rate on this loan to 6.49%.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Unconsolidated Joint Venture Debt Maturities
(unaudited and in thousands)

Property/Loan	2010	2011	2012	2013	2014	Thereafter	Total
Fixed Rate Secured Debt:
Seville Plaza – Notes A&B	$-	$24,650	$-	$-	$-	$-	$24,650
SoCal II Joint Venture	-	-	133,500	-	-	-	133,500
Bank of Hawaii Waikiki Center	-	-	-	-	-	26,900	26,900
POP San Diego – Palomar Heights Plaza	-	10,796	-	-	-	-	10,796
POP San Diego – Palomar Heights Plaza	-	-	-	-	1,871	-	1,871
POP San Diego – Palomar Heights Corporate Center	-	-	-	-	10,429	-	10,429
POP San Diego – Scripps Ranch Center	-	-	-	-	5,128	-	5,128
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	-	4,250	-	-	-	-	4,250
Floating Rate Secured Debt:
US Bank Center1	-	56,800	-	-	-	-	56,800
SoCal II Joint Venture - Senior Loan1	-	-	16,500	-	-	-	16,500
Black Canyon Corporate Center- Note A1	-	-	27,700	-	-	-	27,700
Seaview Corporate Center	-	-	-	-	-	48,400	48,400
Total	$-	$96,496	$177,700	$-	$17,428	$75,300	$366,924

1 The initial maturity dates for the floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A are May 9, 2010, January 1, 2010, and February 9, 2010, respectively. Subsequent to December 31, 2009, the maturity dates for the debt attributable to SoCal II Joint Venture – Senior Loan and Black Canyon have been extended to January 1, 2011 and February 9, 2012, respectively.  As of May 2010, the US Bank Center joint venture has extended the maturity date of its floating rate secured debt to May 9, 2011.  The SoCal II Joint Venture – Senior Loan has an option to, and expects to, further extend the maturity date of its floating rate secured debt to January 1, 2012, subject to nominal fees and requirements.  Accordingly, the unconsolidated joint venture debt maturities herein are scheduled using the expected maturity date, as if the Company had exercised all available options to extend the maturity date.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Portfolio Leasing Statistics

Portfolio Summary

Through our Operating Partnership, we own whole interests in eight office properties, and managing ownership interests in six of the seven joint ventures holding sixteen office properties, comprising approximately 4.7 million square feet of leasable area in Honolulu, Southern California and Phoenix metropolitan areas (the “Property Portfolio”).  Our property statistics as of March 31, 2010, were as follows:

			Property
	Number of		Portfolio
	Properties	Buildings	Square Feet
Consolidated properties	8	11	2,265,339
Unconsolidated joint ventures properties	16	34	2,417,359
Total	24	45	4,682,698

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Portfolio Leasing Summary

	Submarket	Market Rentable Square Feet	Percent Leased	Annualized Rent per Square Foot 1

Honolulu, Hawaii
Waterfront Plaza	Downtown (CBD)	534,475	93.25%	$ 37.41
Davies Pacific Center	Downtown (CBD)	353,224	87.14%	36.26
Pan Am Building	Kapiolani	209,889	91.19%	37.89
First Insurance Center	Kapiolani/Ward	202,992	99.70%	36.04
Pacific Business News Building	Kapiolani	90,559	70.41%	32.68
Clifford Center	Downtown (CBD)	72,415	82.67%	32.76
Bank of Hawaii Waikiki Center	Waikiki	152,288	85.59%	53.14
Subtotal		1,615,842	89.98%	$ 38.08

Phoenix, Arizona
City Square	(CBD)/North Central	738,422	71.30%	$ 20.48
U.S. Bank Center	(CBD)/South Central	372,676	76.41%	22.82
Black Canyon Corporate Center	Deer Valley/Airport	218,694	64.66%	17.97
Subtotal		1,329,792	71.64%	$ 20.80

San Diego, California
Sorrento Technology Center	Sorrento Mesa	63,363	100.00%	$ 24.98
Seville Plaza	Kearny Mesa	138,576	75.25%	26.75
Seaview Corporate Center	Sorrento Mesa	356,504	93.82%	32.92
Scripps Ranch Center	Scripps Ranch	47,248	48.74%	24.76
Torrey Hills Corporate Center	Del Mar Heights	24,066	83.50%	43.42
Palomar Heights Corporate Center	Carlsbad	64,812	86.51%	28.33
Palomar Heights Plaza	Carlsbad	45,538	56.66%	26.37
Via Frontera Business Park	Rancho Bernardo	78,819	76.78%	18.24
Poway Flex	Poway	112,000	100.00%	9.36
Carlsbad Corporate Center	Carlsbad	121,528	95.46%	17.90
Subtotal		1,052,454	87.00%	$ 25.50

Orange County, California
South Coast Executive Center	Costa Mesa	61,025	59.36%	$ 24.07
Savi Tech Center	Yorba Linda	372,327	96.98%	19.48
Yorba Linda Business Park	Yorba Linda	166,042	94.05%	11.47
Subtotal		599,394	92.34%	$ 17.47

Los Angeles, California
Gateway Corporate Center	San Gabriel Valley	85,216	90.54%	$ 26.63
Total Portfolio		4,682,698	84.41%	$ 27.79

1 Annualized Rent per Square Foot represents annualized gross rent divided by occupied square feet excluding leases signed but not commenced as of March 31, 2010.  The gross rent amount used in the calculation of Annualized Rent per Square Foot was derived using monthly base rental revenue and tenant reimbursements as of March 31, 2010.

Pacific Office Properties Trust, Inc.
(for the three months ended March 31, 2010)

Consolidated Revenue 1
(unaudited and in thousands, except percentages)

1 Consolidated revenue amounts used herein are comprised of rental revenue, tenant reimbursements, parking, interest and other revenue of the Company for the three months ended March 31, 2010.

Pacific Office Properties Trust, Inc.
(for the three months ended March 31, 2010)

Consolidated Net Operating Income 1
(unaudited and in thousands, except percentages)

1 Total net operating income amounts used herein were derived using the rental revenue, tenant reimbursements, parking, interest, and other revenue less operating expenses of the Company for the three months ended March 31, 2010.

Pacific Office Properties Trust, Inc.
(for the three months ended March 31, 2010)

Leasing Activity Reconciliation

	Total Property Portfolio	Consolidated Properties	Unconsolidated Joint Venture Properties
Occupancy (as of March 31, 2010)
% Leased	84.41%	84.47%	84.36%
% Occupied	82.76%	82.30%	83.18%

Cash Rent Growth
Expiring Rate	$27.75	$37.92	$19.22
New/Renewal Rate	$27.90	$36.67	$20.54
Change	0.54%	-3.30%	6.90%

Gross New Leasing Activity
Rentable square feet	23,245	8,335	14,910
Number of leases	16	10	6

Gross Renewal Leasing Activity
Rentable square feet	170,337	79,980	90,357
Number of leases	35	24	11

Average Lease Term in Months
New leases	45	55	39
Renewal leases	50	53	48
Blended	50	53	47

Weighted Average Tenant Improvements per square foot
New leases	$21.54	$31.11	$16.19
Renewal leases	$1.83	$3.78	$0.11
Blended	$4.20	$6.36	$2.39

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Top Tenants by Rental Revenue – Consolidated Properties
(unaudited and in thousands, except square feet)

Tenant	Lease Expiration	Market Rentable Square Feet	Annualized Rental Revenue 1	Property	Industry

First Insurance Company of Hawaii Ltd.	02/28/18	109,755	$4,144	First Insurance Center	Insurance
Hawaii Insurance Consultants, Ltd	12/31/12	79,159	3,212	Waterfront Plaza	Insurance
AZ Dept of Economic Security	12/31/12	106,279	2,032	City Square	Government
Straub Clinic & Hospital	01/31/13	55,986	1,826	First Insurance Center	Healthcare
AT&T Corp.	06/30/15	26,160	1,102	Waterfront Plaza	Communications
McCorriston, Miho, Miller, Mukai, LLP	12/31/11	35,828	1,068	Waterfront Plaza	Legal Services
Oahu Publications, Inc.	01/31/13	25,691	1,045	Waterfront Plaza	Journalism
Fujitsu Transaction Solutions, Inc.	12/31/10	37,886	944	Sorrento Technology Center	Technology
AZ DES- Social Security	05/31/14	39,524	821	City Square	Government
Hilton Grand Vacations Company, LLC	04/16/13	16,107	798	Pan Am Building	Tourism

Total Annualized Rental Revenue for Top Ten Tenants – Consolidated Properties			$16,992
Total Annualized Rental Revenue – Consolidated Properties2			$58,934

1 Annualized Rental Revenue represents monthly base rental revenue and tenant reimbursements as of March 31, 2010, on an annualized basis.

2 Total Annualized Rental Revenue – Consolidated Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company for the three months ended March 31, 2010.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Top Tenant Industry Diversification by Rental Revenue – Consolidated Properties1
(unaudited and in thousands, except percentages)

1 Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company for the three months ended March 31, 2010.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Top Tenants by Rental Revenue – Unconsolidated Joint Venture Properties
(unaudited and in thousands, except square feet and percentages)

Tenant	Lease Expiration	Market Rentable Square Feet	Ownership Interest %	Annualized Rental Revenue1	Property	Industry

CareFusion Corp.	02/28/15	130,000	10.00%	$2,760	Savi Tech Center	Healthcare
Nobel Biocare USA, Inc.	10/31/17	122,361	10.00%	2,402	Savi Tech Center	Healthcare
The Active Network, Inc.	10/31/11	61,587	5.00%	2,114	Seaview Corporate Center	Technology
Pfizer, Inc.	07/31/13	61,211	5.00%	2,164	Seaview Corporate Center	Healthcare
Bank of Hawaii	01/31/38	6,971	17.50%	1,966	Bank of Hawaii Waikiki Center	Financial Services
Adobe Systems, Inc.	01/31/13	61,211	5.00%	2,025	Seaview Corporate Center	Technology
High-Tech Institute, Inc./Anthem College	04/04/18	92,974	17.50%	1,601	Black Canyon Corporate Center	Education
JTB Hawaii, Inc.	12/31/12	35,623	17.50%	1,536	Bank of Hawaii Waikiki Center	Tourism
Valley Metro Rail, Inc.	06/30/16	57,007	7.50%	1,226	U.S. Bank Center	Transportation
Computer Associates International, Inc.	08/31/13	38,302	5.00%	1,171	Seaview Corporate Center	Technology

Total Annualized Rental Revenue for Top Ten Tenants – Unconsolidated Joint Venture Properties				$18,965
Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties2				$48,769

1 Annualized Rental Revenue represents monthly aggregate base rental revenue and tenant reimbursements per property as of March 31, 2010, on an annualized basis.

2 Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company’s unconsolidated joint venture properties for the three months ended March 31, 2010.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Top Tenant Industry Diversification by Rental Revenue – Unconsolidated Joint Venture Properties1
(unaudited and in thousands, except percentages)

1 Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company’s unconsolidated joint ventures for the three months ended March 31, 2010.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Lease Expirations – Consolidated Properties1

Year of Lease Expiration	Number of Leases Expiring	Market Rentable Square Feet	Expiring Square Feet as a % of Total	Annualized Rent1, 2	Annualized Rent as a % of Total	Annualized Rent Per Leased Square Foot3	Annualized Rent at Expiration	Annualized Rent per Square Foot at Expiration4

2010	131	240,994	10.64%	$7,987,391	13.55%	$33.14	$7,951,175	$32.99
2011	154	316,376	13.97%	9,758,568	16.56%	30.84	9,956,794	31.47
2012	138	409,948	18.10%	12,707,916	21.56%	31.00	13,027,161	31.78
2013	96	278,380	12.29%	8,557,368	14.52%	30.74	8,967,936	32.21
2014	64	180,247	7.96%	5,559,480	9.43%	30.84	5,876,772	32.60
2015	43	182,600	8.06%	5,384,388	9.14%	29.49	5,685,060	31.13
2016	19	61,558	2.72%	2,153,376	3.65%	34.98	2,409,864	39.15
2017	5	20,733	0.92%	773,292	1.31%	37.30	862,116	41.58
2018	17	125,992	5.56%	4,755,792	8.07%	37.75	5,444,520	43.21
2019	6	10,517	0.46%	412,393	0.70%	39.21	484,140	46.03
Thereafter	32	37,080	1.64%	884,316	1.51%	23.85	1,015,739	27.39
Available For Lease	-	351,913	15.53%	-	-	-	-	-
Signed Leases Not Commenced	16	49,001	2.15%	-	-	-	-	-
Consolidated Properties Total/Weighted Average	721	2,265,339	100.00%	$58,934,280	100.00%	$31.61	$61,681,277	$33.08

1 Annualized Rent represents gross rental revenue which consists of monthly aggregate base rental revenue and tenant reimbursements per property as of March 31, 2010, on an annualized basis.

2 The following table summarizes the lease expirations for leases in place as of March 31, 2010 for all of our consolidated properties. The information set forth in the table assumes that tenants exercise no renewal options or early termination rights.

3 Represents annualized rent divided by leased square feet.

4 Represents annualized rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Lease Expirations – Unconsolidated Joint Venture Properties1

Year of Lease Expiration	Number of Leases Expiring	Market Rentable Square Feet	Expiring Square Feet as a % of Total	Annualized Rent1,2	Annualized Rent as a % of Total	Annualized Rent Per Leased Square Foot3	Annualized Rent at Expiration	Annualized Rent per Square Foot at Expiration4

2010	79	195,863	8.10%	$4,966,235	10.18%	$25.36	$4,987,118	$25.46
2011	66	225,606	9.33%	6,717,239	13.77%	29.77	6,958,000	30.84
2012	41	232,766	9.63%	5,997,728	12.30%	25.77	6,322,459	27.16
2013	47	370,661	15.33%	10,413,579	21.35%	28.09	11,217,057	30.26
2014	28	188,199	7.79%	3,764,232	7.72%	20.00	4,164,276	22.13
2015	20	389,630	16.12%	6,909,036	14.17%	17.73	7,965,996	20.45
2016	13	148,851	6.16%	3,000,000	6.15%	20.15	3,638,796	24.45
2017	3	129,558	5.36%	2,577,468	5.29%	19.89	3,055,200	23.58
2018	3	92,974	3.85%	1,600,560	3.28%	17.22	1,972,452	21.22
2019	4	24,854	1.03%	628,764	1.29%	25.30	691,428	27.82
Thereafter	8	11,841	0.49%	2,194,332	4.50%	185.32	3,632,365	306.76
Available For Lease	-	377,957	15.64%	-	-	-	-	-
Signed Leases Not Commenced	9	28,599	1.17%	-	-	-	-	-
Unconsolidated Joint Venture Properties Total/Weighted Average	321	2,417,359	100.00%	$48,769,173	100.00%	$24.25	$54,605,147	$27.16

1 Annualized Rent represents gross rental revenue which consists of monthly aggregate base rental revenue and tenant reimbursements per property as of March 31, 2010, on an annualized basis.

2 The following table summarizes the lease expirations for leases in place as of March 31, 2010 for all of our unconsolidated joint venture properties. The information set forth in the table assumes that tenants exercise no renewal options or early termination rights.

3 Represents annualized rent divided by leased square feet.

4 Represents annualized rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Lease Distribution by Square Footage –Consolidated Properties

Square Feet Under Lease	Number of Leases	Leases as a % of Total	Market Rentable Square Feet	Square Feet as a % of Total	Annualized Rent1,2	Annualized Rent as a % of Total

2,500 or less	550	76.28%	323,020	14.26%	$11,012,136	18.69%
2,501-10,000	114	15.81%	542,122	23.93%	17,179,068	29.15%
10,001-20,000	28	3.88%	380,107	16.78%	11,947,452	20.27%
20,001-40,000	9	1.25%	267,997	11.83%	7,581,468	12.86%
40,001-100,000	2	0.28%	135,145	5.97%	5,038,308	8.55%
Greater than 100,000	2	0.28%	216,034	9.54%	6,175,848	10.48%
Subtotal	705	97.78%	1,864,425	82.31%	$58,934,280	100.00%
Available	-	-	351,913	15.53%	-	-
Signed Leases Not Commenced	16	2.22%	49,001	2.16%	-	-
Consolidated Properties Total/Weighted Average	721	100.00%	2,265,339	100.00%	$58,934,280	100.00%

1 Represents annualized monthly rent under commenced leases as of March 31, 2010 reflects total cash rent before abatements.

2 Existing net rents are converted to gross rent by adding estimated annualized operating expense reimbursements to base rents.

Pacific Office Properties Trust, Inc.
(as of March 31, 2010)

Lease Distribution by Square Footage –Unconsolidated Joint Venture Properties

Square Feet Under Lease	Number of Leases	Leases as a % of Total	Market Rentable Square Feet	Square Feet as a % of Total	Annualized Rent1, 2	Annualized Rent as a % of Total

2,500 or less	189	58.88%	146,179	6.05%	$3,723,249	7.63%
2,501-10,000	83	25.86%	392,093	16.22%	12,067,179	24.74%
10,001-20,000	16	4.98%	209,176	8.65%	5,359,464	10.99%
20,001-40,000	10	3.12%	279,344	11.56%	7,271,361	14.91%
40,001-100,000	11	3.43%	619,650	25.63%	14,137,608	28.99%
Greater than 100,000	3	0.93%	364,361	15.07%	6,210,312	12.74%
Subtotal	312	97.20%	2,010,803	83.18%	$48,769,173	100.00%
Available	-	-	377,957	15.64%	-	-
Signed Leases Not Commenced	9	2.80%	28,599	1.18%	-	-
Unconsolidated Joint Venture Properties Total/Weighted Average	321	100.00%	2,417,359	100.00%	$48,769,173	100.00%

1 Represents annualized monthly rent under commenced leases as of March 31, 2010.  This amount reflects total cash rent before abatements.

2 Existing net rents are converted to gross rent by adding estimated annualized operating expense reimbursements to base rents.

Supplemental Operating and Financial Information